Supplement, dated May 3, 2024

to Prospectuses, dated May 1, 2000

American Separate Account No. 2

Flexible Premium Deferred Annuity and Individual Retirement Annuity Contracts

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2000 (the “Prospectus”) and Statement of Additional Information dated May 1, 2000 (“SAI”) for the Flexible Premium Deferred Annuity and Individual Retirement Annuity Contracts (the “Contracts”) issued by Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York (the “Company”) through its Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

The following information replaces the last paragraph in the “Administrative Charges” subsection of the “Charges You Will Pay” section of your Prospectus:

CHARGES YOU WILL PAY

Administrative Charges

Separate Account Charge.

…We deduct the monthly charge from your Account Balance on a pro rata basis across all investments in the General Account and Separate Account Funds, as applicable.

The following information replaces the third paragraph in the “Cumulative Total Returns” subsection of the “Yield and Performance” section of your SAI:

YIELD AND PERFORMANCE

Cumulative Total Returns.

…The monthly contract fee would be deducted from your Account Balance on a pro rata basis across all investments in the General Account and Separate Account Funds, as applicable.

This Supplement Should Be Retained With Your Prospectus For Future Reference.